High Income Securities Fund N-CSR

Exhibit 99.19(a)(1)

High Income Securities Fund, Inc.

September 30, 2024

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the September 30, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	September 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0312	50.06%	$0.0312	50.06%
Net Realized Short-Term Capital Gains	$0.0046	7.41%	$0.0046	7.41%
Net Realized Long-Term Capital Gains	$0.0010	1.65%	$0.0010	1.65%
Return of Capital	$0.0254	40.88%	$0.0254	40.88%
Total Distribution	$0.0622	100.00%	$0.0622	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on August 31, 2024[2]	4.91%
Current Annualized Distribution Rate (current fiscal year)[3]	10.27%
Current Fiscal Year Cumulative Total Return[4]	6.91%
Cumulative Distribution Rate (current fiscal year)[5]	10.27%

1 The Fund’s current fiscal year began on September 1, 2023.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2023, through August 31, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2023, through August 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

High Income Securities Fund, Inc.

September 30, 2024

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

October 31, 2024

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the October 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	October 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0246	39.62%	$0.0558	44.84%
Net Realized Short-Term Capital Gains	$0.0141	22.59%	$0.0186	15.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0235	37.79%	$0.0500	40.16%
Total Distribution	$0.0622	100.00%	$0.0622	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on September 30, 2024[2]	4.84%
Current Annualized Distribution Rate (current fiscal year)[3]	10.33%
Current Fiscal Year Cumulative Total Return[4]	1.28%
Cumulative Distribution Rate (current fiscal year)[5]	0.86%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through September 30, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through August 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

High Income Securities Fund, Inc.

October 31, 2024

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

November 29, 2024

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the November 29, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	November 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0210	33.71%	$0.0768	41.13%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0169	9.08%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0412	66.29%	$0.0929	49.79%
Total Distribution	$0.0622	100.00%	$0.1866	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on October 31, 2024[2]	4.69%
Current Annualized Distribution Rate (current fiscal year)[3]	10.46%
Current Fiscal Year Cumulative Total Return[4]	0.89%
Cumulative Distribution Rate (current fiscal year)[5]	1.74%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through October 31, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through October 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

High Income Securities Fund, Inc.

November 29, 2024

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

December 31, 2024

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2024 are based on the net asset value of $7.46 of the Fund’s common shares as of the last business day of 2023.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the December 31, 2024, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	December 2024		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0622	100.00%	$0.2488	100.00%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0622	100.00%	$0.2488	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on November 30, 2024[2]	4.87%
Current Annualized Distribution Rate (current fiscal year)[3]	10.35%
Current Fiscal Year Cumulative Total Return[4]	2.91%
Cumulative Distribution Rate (current fiscal year)[5]	2.59%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through November 30, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through November 30, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

High Income Securities Fund, Inc.

December 31, 2024

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

January 31, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the January 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	January 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0068	11.40%	$0.2717	90.30%
Net Realized Short-Term Capital Gains	$0.0133	22.40%	$0.0292	9.70%
Net Realized Long-Term Capital Gains	$0.0392	66.20%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.0000	0.00%
Total Distribution	$0.0593	100.00%	$0.3009	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on December 31, 2024[2]	4.32%
Current Annualized Distribution Rate (current fiscal year)[3]	10.00%
Current Fiscal Year Cumulative Total Return[4]	2.36%
Cumulative Distribution Rate (current fiscal year)[5]	3.50%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through December 31, 2024, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through December 31, 2024) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

High Income Securities Fund, Inc.

January 31, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

February 28, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the February 28, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	February 2025			Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0000	0.00%	$0.2700	73.48%
Net Realized Short-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0593	100.00%	$0.0974	26.52%
Total Distribution	$0.0593	100.00%	$0.3674	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on January 31, 2025[2]	4.45%
Current Annualized Distribution Rate (current fiscal year)[3]	10.10%
Current Fiscal Year Cumulative Total Return[4]	3.94%
Cumulative Distribution Rate (current fiscal year)[5]	4.30%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through January 31, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through January 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

High Income Securities Fund, Inc.

February 28, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

March 31, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the March 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	March 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0124	20.91%	$0.2823	66.17%
Net Realized Short-Term Capital Gains	$0.0053	8.98%	$0.0000	0.00%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0416	70.11%	$0.1444	33.83%
Total Distribution	$0.0593	100.00%	$0.4267	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on February 28, 2025[2]	5.18%
Current Annualized Distribution Rate (current fiscal year)[3]	10.11%
Current Fiscal Year Cumulative Total Return[4]	4.65%
Cumulative Distribution Rate (current fiscal year)[5]	5.14%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2023, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through February 28, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through February 28, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2023.

High Income Securities Fund, Inc.

March 31, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

April 30, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the April 30, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	April 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0447	75.32%	$0.3270	67.29%
Net Realized Short-Term Capital Gains	$0.0135	22.74%	$0.0137	2.81%
Net Realized Long-Term Capital Gains	$0.0011	1.94%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.1453	29.90%
Total Distribution	$0.0593	100.00%	$0.4860	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on March 31, 2025[2]	9.55%
Current Annualized Distribution Rate (current fiscal year)[3]	10.40%
Current Fiscal Year Cumulative Total Return[4]	2.60%
Cumulative Distribution Rate (current fiscal year)[5]	6.14%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through March 31, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through March 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

High Income Securities Fund, Inc.

April 30, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

May 30, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the May 30, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	May 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0320	53.97%	$0.3590	65.84%
Net Realized Short-Term Capital Gains	$0.0269	45.35%	$0.0933	17.11%
Net Realized Long-Term Capital Gains	$0.0004	0.68%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.0930	17.05%
Total Distribution	$0.0593	100.00%	$0.5453	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on April 30, 2025[2]	8.33%
Current Annualized Distribution Rate (current fiscal year)[3]	10.56%
Current Fiscal Year Cumulative Total Return[4]	2.02%
Cumulative Distribution Rate (current fiscal year)[5]	7.09%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through April 30, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through April 30, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

High Income Securities Fund, Inc.

May 30, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

June 30, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the June 30, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	June 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0392	66.15%	$0.3983	65.87%
Net Realized Short-Term Capital Gains	$0.0186	31.31%	$0.1299	21.49%
Net Realized Long-Term Capital Gains	$0.0015	2.54%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.0764	12.64%
Total Distribution	$0.0593	100.00%	$0.6046	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on May 31, 2025[2]	7.46%
Current Annualized Distribution Rate (current fiscal year)[3]	10.41%
Current Fiscal Year Cumulative Total Return[4]	4.39%
Cumulative Distribution Rate (current fiscal year)[5]	7.85%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through May 31, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through May 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

High Income Securities Fund, Inc.

June 30, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

July 31, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the July 31, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	July 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0249	42.05%	$0.4232	63.74%
Net Realized Short-Term Capital Gains	$0.0172	28.90%	$0.1650	24.86%
Net Realized Long-Term Capital Gains	$0.0172	29.05%	$0.0000	0.00%
Return of Capital	$0.0000	0.00%	$0.0757	11.40%
Total Distribution	$0.0593	100.00%	$0.6639	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on June 30, 2025[2]	7.21%
Current Annualized Distribution Rate (current fiscal year)[3]	10.28%
Current Fiscal Year Cumulative Total Return[4]	6.65%
Cumulative Distribution Rate (current fiscal year)[5]	8.59%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through June 30, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through June 30, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

High Income Securities Fund, Inc.

July 31, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.

High Income Securities Fund, Inc.

August 29, 2025

19a-1 Notice

As previously announced, High Income Securities Fund, Inc. (NYSE: PCF) (the “Fund”) intends to make monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024.

As a general matter, the amount of distributable income for each fiscal year depends on the aggregate gains and losses realized by the Fund during the entire year. Distributions may consist of net investment income, realized capital gains, capital gains distributions from portfolio companies, and return of capital, but the character of the Fund’s distributions cannot be determined until after the end of the Fund’s fiscal year.

The Fund estimates that this distribution will exceed its income and capital gains; therefore, a portion of this distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

Under the Investment Company Act of 1940 (the “1940 Act”), any distribution made by an investment company, including amounts from sources other than net income must be accompanied by a written statement disclosing the source or sources of such distribution.

The following table sets forth an estimate of the sources of the August 29, 2025, distribution and of distributions paid in the current fiscal year:

Distribution Estimates	August 2025		Fiscal Year-to-date (YTD)[1]
Source	Per Share Amount	Percent of Current Distribution	Per Share Amount	Percent of Fiscal Year Distributions
Net Investment Income	$0.0305	51.50%	$0.4537	62.74%
Net Realized Short-Term Capital Gains	$0.0156	26.29%	$0.1806	24.97%
Net Realized Long-Term Capital Gains	$0.0000	0.00%	$0.0000	0.00%
Return of Capital	$0.0132	22.21%	$0.0889	12.29%
Total Distribution	$0.0593	100.00%	$0.7232	100.00%

Information regarding the Fund’s net asset performance and distribution rates is set forth below:

Average Annual Total Return for the 5-year period ended on July 31, 2025[2]	6.55%
Current Annualized Distribution Rate (current fiscal year)[3]	10.34%
Current Fiscal Year Cumulative Total Return[4]	6.78%
Cumulative Distribution Rate (current fiscal year)[5]	9.49%

1 The Fund’s current fiscal year began on September 1, 2024.

2 Average annual Total Return is the percentage change in the Fund’s NAV over a year including distributions paid and assuming reinvestment of distributions.

3 The Current Annualized Distribution Rate is the Cumulative Distribution Rate as of December 31, 2024, annualized as a percentage of the Fund’s NAV at the same date.

4 Current Fiscal Year Cumulative Total Return is the percentage change in the Fund’s NAV from September 1, 2024, through July 31, 2025, including distributions paid and assuming reinvestment of those distributions.

5 Cumulative Distribution Rate for the Fund’s current fiscal period (September 1, 2024, through July 31, 2025) measured on the dollar value of distributions in the period as a percentage of the Fund’s NAV as of December 31, 2024.

High Income Securities Fund, Inc.

August 29, 2025

19a-1 Notice

The amounts and sources of distributions reported above are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for accounting and tax reporting purposes may be materially different from the estimates and will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report the distribution for federal income tax purposes.